                                                                   Exhibit 10.28


                               ADOPTION AGREEMENT
                                   ARTICLE 1
                      NON-STANDARDIZED PROFIT SHARING PLAN


1.01     PLAN INFORMATION

         (a)      Name of Plan:

                  This is the PSW Profit Sharing Plan (the "Plan").

         (b)      Type of Plan:

                  (1) |X|  401(k) and Profit Sharing

                  (2) |_|  Profit Sharing Only

                  (3) |_|  401(k) Only

         (c)      Name of Plan Administrator, if not the Employer:

                  ______________________________________________________________

                  Address:      ________________________________________________

                  Phone Number: ________________________________________________

                  The Plan Administrator is the agent for service of legal process for the Plan.

         (d)      Limitation Year (check one):

                  (1) |X|  Calendar Year

                  (2) |_|  Plan Year

                  (3) |_|  Other: ______________

         (e)      Three Digit Plan Number:    001

         (f)      Plan Year End (month/day):  12/31

         (g)      Plan Status (check one):

                  (1) |X|  Effective Date of new Plan:  10/1/96
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                  (2) |_|  Amendment Effective Date: __________________. This is
                           (check one):

                           (A) |_| an amendment of The CORPORATEplan for Retirement Adoption Agreement previously executed by the Employer; or

                           (B) |_| a conversion from another plan document into The CORPORATEplan for Retirement.

                                    The original effective date of the Plan:
                                    _________________

                                    The substantive provisions of the Plan shall apply prior to the Effective Date to the extent required by the Tax Reform Act of 1986 or other applicable laws.

1.02     EMPLOYER

         (a)      The Employer is:   PSW Technologies, Inc.

                  Address:           9050 Capital of Texas Highway
                                     Austin, Texas 78759

                  Contact's Name:    Keith Thatcher

                  Telephone Number:  (512) 343-6666

                  (1)      Employer's Tax Identification Number: 74-2796054

                  (2)      Business form of Employer (check one):

                           (A)      Corporation

                           (B) |_|  Sole proprietor or partnership

                           (C) |X|  Subchapter S Corporation

                           (D) |_|  Governmental

                           (E) |_|  Tax-exempt organization

                           (F) |_|  Rural Electric Cooperative

                  (3)      Employer's fiscal year end: 12/31

                  (4)      Date business commenced: 10/1

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         (b)      The term "Employer" includes the following Related Employer(s)
                  (as defined in Section 2.01(a)(26)):

                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________

o 1.03 Coverage:

         (a) All Employees who meet the conditions specified below will be eligible to participate in the Plan:

                  (1)      Service requirement (check one):

                           (A) |X|  no service requirement.

                           (B) |_| three consecutive months of service (no minimum number Hours of Service can be required).

                           (C) |_| six consecutive months of service (no minimum number Hours of Service can be required).

                           (D) |_|  one Year of Service.

                                    (1,000 Hours of Service is required during the Eligibility Computation Period.)

                  (2)      Age requirement: (check one)

                           (A) |_|  no age requirement.

                           (B) |X|  must have attained age 21 (not to exceed
                                    21).

                  (3) The class of Employees eligible to participate in the Plan (check one):

                           (A) |_| includes all Employees of the Employer.

                           (B) |X| includes all Employees of the Employer
                                   except for (check the appropriate box(es)):

                                    (i)  |X| Employees covered by a collective
                                             bargaining agreement.

                                    (ii) |_| Highly Compensated Employees as
                                             defined in Code Section 414(q).

                                    (iii)|_| Leased Employees as defined in
                                             Section 2.01(a)(18).

                                    (iv) |X| Nonresident aliens who do not
                                             receive any earned income from
                                             the Employer which constitutes
                                             United States source income.

                                    (v)  |_| Other: ____________________________

                  Note: No exclusion in this section may create a discriminatory class of Employees. An Employer's Plan must still pass the Internal Revenue Code coverage and participation requirements if one or more of the above groups of Employees have been excluded from the Plan.

         (b)      The Entry Date(s) shall be (check one):

                  (1) |_| the first day of each Plan Year (do not select if Section 1.03(a)(1)(D) is elected or if there is an age requirement of greater than 20 1/2 in Section 1.03(a)(2)(B)).

                  (2) |_| the first day of each Plan Year and the date six months later.

                  (3) |_| the first day of each Plan Year and the first day of the fourth, seventh, and tenth months.

                  (4) |X|  the first day of each month.

         (c) Date of Initial Participation - An Employee will become a Participant unless excluded by Section 1.03(a)(3) above on the Entry Date immediately following the date the Employee completes the service and age requirement(s) in Section 1.03(a), if any, except (check one):

                  (1) |_|  No exceptions.

                  (2) |_|  Employees employed on the Effective Date in
                           Section 1.01(g) will become Participants on that date.

                  (3) |X| Employees who meet the age and service requirement(s) of Section 1.03(a) on the Effective Date in Section 1.01(g) will become Participants on that date.

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o 1.04   Compensation:

         (a) For purposes of determining contributions under the Plan, Compensation shall be as defined in Section 2.01(a)(7), but excluding (check the appropriate box(es)):

                  (1) |_|  Overtime Pay.

                  (2) |_|  Bonuses.

                  (3) |_|  Commissions.

                  (4) |_| The value of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

                  Note: These exclusions shall not apply for purposes of the "Top-Heavy" requirements in Section 9.03 or for allocating Discretionary Employer Contributions if an Integrated Formula is elected in Section 1.05(a)(2).

         `        (5) |X|  No exclusions.

         (b)      Compensation for the First Year of Participation

                  Contributions for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee's Compensation (check one):

                  (1) |_|  For the entire Plan Year.

                  (2) |X| For the portion of the Plan Year in which the Employee is eligible to participate in the Plan.

o 1.05   Contributions:

         (a)      |_| Employer Contributions:

                  (1) |_| Fixed Formula - Nonintegrated Formula (check (A) or (B) and fill in the blank):

                           (A) |_|  Fixed Percentage Employer Contribution:

                                    For each Plan Year, the Employer will
                                    contribute for each eligible Participant an amount equal to ________% (not to exceed 15%) of such Participant's Compensation.

                           (B) |_|  Fixed Flat Dollar Employer Contribution:

                                    For each Plan Year, the Employer will
                                    contribute for each eligible Participant an amount equal to $__________.

                  (2) |X|  Discretionary Formula

                  The Employer may decide each Plan Year whether to make a discretionary Employer contribution on behalf of eligible Participants in accordance with Section 4.06. Such contributions shall be allocated to eligible Participants based upon the following (check (A) or (B)):

                           (A) |X|  Nonintegrated Allocation Formula:

                                    In the ratio that each eligible
                                    Participant's Compensation bears to the
                                    total Compensation paid to all eligible
                                    Participants for the Plan Year.

                           (B) |_|  Integrated Allocation Formula:

                                    In accordance with Section 4.06.

                  Note: An Employer who maintains any other plan that provides for Social Security Integration (permitted disparity) may not elect (2)(B).

                  (3) Eligibility Requirement(s)

                  A Participant shall be entitled to Employer contributions for a Plan Year under this Subsection (a) if the Participant satisfies the following requirement(s) (Check the appropriate box(es) - Options (B) and (C) may not be elected together):

                           (A) |_| is employed by the Employer on the last day of the Plan Year.

                           (B) |_| earns at least 500 Hours of Service during the Plan Year.

                           (C) |X| earns at least 1,000 Hours of Service during the Plan Year.

                           (D) |_|  no requirements.

                  Note: If option (A), (B), or (C) above is selected, then Employer contributions can only be funded by the Employer after Plan Year end. Employer contributions funded during the Plan Year Shall not be subject to the eligibility requirements of this section 1.05(a)(3).

(b)   |X| Deferral Contributions

      (1) Regular Contributions

      The Employer shall make a Deferral Contribution in accordance with Section
      4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the payroll period in question, not to exceed 15% (no more than 15%) of Compensation for that period.

            (A) A Participant may increase or decrease, on a prospective basis, his salary reduction agreement percentage (check one):

                  (i)   |_| As of the beginning of each payroll period.

                  (ii)  |X| As of the first day of each month.

                  (iii) |_| As of the next Entry Date.

                  (iv)  |_| (Specify, but must be at least once per Plan Year.)

                  ______________________________________________________________

            (B) A Participant may revoke, on a prospective basis, a salary reduction agreement at any time upon proper notice to the Administrator but in such case may not file a new salary reduction agreement until (check one):

                  (i)   |_| The first day of the next Plan Year.

                  (ii)  |_| Any subsequent Plan Entry Date.

                  (iii) |X| (Specify, but must be at least once per Plan Year.)

                  As of the first day of each month.

      (2) |_| Catch-Up Contributions

The Employer may allow Participants upon proper nonce and approval to enter into a special salary reduction agreement to make additional Deferral Contributions in an amount up to 100% of their Compensation for the payroll period(s) in the final month of the Plan Year.

      (3) |_| Bonus Contributions

      The Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make Deferral Contributions in an amount up to 100% of any Employer-paid cash bonuses made for such Participants during the Plan Year. The Compensation definition elected by the Employer in Section 1.04(a) must include bonuses if bonus contributions are permitted.

      Note: A Participant's contributions under (2) and/or (3) may not cause the Participant to exceed the percentage limit specified by the Employer in
      (1) after the Plan Year. The Employer has the right to restrict a Participant's right to make Deferral Contributions if they will adversely affect the Plan's ability to pass the actual deferral percentage test and/or the actual contribution percentage test.

      (4) |X| Qualified Discretionary Contributions

      The Employer may contribute an amount which it designates as a Qualified Discretionary Contribution to be included in the actual deferral percentage or actual contribution percentage test. Qualified Discretionary Contributions shall be allocated to Non-highly Compensated Employees (check one):

            (A)   |X| in the ratio which each such Participant's Compensation
                      for the Plan Year bears to the total of all such Participants' Compensation for the Plan Year.

            (B)   |_| as a flat dollar amount for each such Participant for the
                      Plan Year.

(c)   |_| Matching Contributions (only if Section 1.05(b) is checked)

      (1) The Employer shall make a Matching Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant's Deferral Contributions during the Plan Year (check one):

            (A)   |_| 50%

            (B)   |_| 100%

            (C)   |_| _____%

            (D)   |_| (Tiered Match) _______% of the first ________% of the

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                  Participant's Compensation contributed to the Plan, ________%
                  of the next _________% of the Participant's Compensation contributed to the Plan, __________% of the next % of the Participant's Compensation contributed to the Plan.

      Note: The percentages specified above for Matching Contributions may not increase as the percentage of Compensation contributed increases.

            (E)   |_| The percentage declared for the year, if any, by a Board
                      of Directors' Resolution or by a Letter of Intent for a Sole Proprietor or Partnership.

      (2) |_| The Employer may at Plan Year end make an additional Matching Contribution equal to a percentage declared by the Employer, through a Board of Directors' Resolution or by a Letter of Intent for a Sole Proprietor or Partnership, of the Deferral Contributions made by each Participant during the Plan Year (only if an option is checked under Section 1.05(c)(1)).

      (3) |_| Matching Contribution Limits (check the appropriate box):

            (A)   |_| Deferral Contributions in excess of ________% of the
                      Participant's Compensation for the period in question shall not be considered for Matching Contributions.

      Note: If the Employer elects a percentage limit in (A) above and requests the Trustee to account separately for matched and unmatched Deferral Contributions, the Matching Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each payroll period.

            (B)   |_| Matching Contributions for each Participant for each Plan
                      Year shall be limited to $ ____________.

      (4) Eligibility Requirement(s)

      A Participant who makes Deferral Contributions during the Plan Year under
      Section 1.05(b) shall be entitled to Matching Contributions for that Plan Year if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (B) and (C) may not be elected together):

            (A)   |_| Is employed by the Employer on the last day of the Plan
                      Year.

            (B)   |_| Earns at least 500 Hours of Service during the Plan Year.

            (C)   |_| Earns at least 1,000 Hours of Service during the Plan
                      Year.

            (D)   |_| Is not a Highly Compensated Employee for the Plan Year.

            (E)   |_| Is not a Partner of the Employer, if the Employer is a
                      Partnership.

            (F)   |_| No requirements.

      Note: If option (A), (B), or (C) above is selected, then Matching Contributions can only be funded by the Employer after the Plan Year ends. Any Matching Contribution funded before Plan Year end shall not be subject to the eligibility requirements of this Section 1.05(c)(4)). If option
      (A), (B), or (C) is adopted during a Plan Year, such option shall not become effective until the first day of the next Plan Year.

(d)   |_| Employee After-Tax Contributions (check one):

      (1) |_| Future Contributions

      Participants may make voluntary non-deductible Employee contributions pursuant to Section 4.09 of the Plan. This option may only be elected if the Employer has elected to permit Deferral Contributions under Section 1.05(b). Matching Contributions by the Employer are not allowed on any voluntary non-deductible Employee contributions. Withdrawals are limited to one per year unless Employee contributions were allowed under a previous plan document which authorized more frequent withdrawals.

      (2) |_| Frozen Contributions

      Participants may not make voluntary non-deductible Employee contributions, but the Employer does maintain frozen Participant voluntary non-deductible Employee Contribution Accounts.

o 1.06 Retirement Age(s):

(a)   |X| The Normal Retirement Age under the Plan is (check one):

      (l)   |_| age 65.

      (2)   |_| age _______ (specify between 55 and 64).

      (3) |X| later of the age 65 (cannot exceed 65) or the fifth anniversary of the Participant's Employment Commencement Date.

(b) |_| The Early Retirement Age is the first day of the month after the Participant attains age ____ (specify 55 or greater) and completes ____ Years of Service for Vesting.

(c) |X| A Participant is eligible for Disability Retirement if he/she (check the appropriate box(es)):

      (1) |_| satisfies the requirements for benefits under the Employer's Long-Term Disability Plan.

      (2) |_| satisfies the requirements for Social Security disability benefits.

      (3) |X| is determined to be disabled by a physician approved by the Employer.

o 1.07 Vesting Schedule:

(a) The Participant's vested percentage in Employer contributions (Fixed or Discretionary) elected in Section 1.05(a) and/or Matching Contributions elected in Section 1.05(c) shall be based upon the schedule(s) selected below, except with respect to any Plan Year during which the Plan is Top-Heavy. The schedule elected in Section 1.12(d) shall automatically apply for a Top-Heavy Plan Year and all Plan Years thereafter unless the Employer has already elected a more favorable Vesting Schedule below.

(1)  Employer Contributions              (2) Matching Contributions
     (check one):                            (check one):


 (A) |_| N/A - No Employer                (A) |_| N/A - No Matching
         Contributions                            Contributions

 (B) |X| 100% Vesting immediately         (B) |X| 100% Vesting immediately

 (C) |_| 3-year cliff (see C below)       (C) |_| 3-year cliff (see C below)

 (D) |_| 5-year cliff (see D below)       (D) |_| 5-year cliff (see D below)

 (E) |_| 6-year graduated (see E below)   (E) |_| 6-year graduated (see E below)

 (F) |_| 7-year graduated (see F below)   (F) |_| 7-year graduated (see F below)

 (G) |_| Other vesting (complete          (G) |_| Other vesting (complete
         G1 below)                                G2 below)

                                VESTING SCHEDULE
================================================================================
Years of
Service for      C        D         E         F        Gl        G2
Vesting
--------------------------------------------------------------------------------
    0            0%        0%        0%        0%      --        --

    l            0%        0%        0%        0%      --        --

    2            0%        0%       20%        0%      --        --

    3          100%        0%       40%       20%      --        --

    4          100%        0%       60%       40%      --        --

    5          100%      100%       80%       60%      --        --

    6          100%      100%      100%       80%      --        --

    7          100%      100%      100%      100%      100%      100%

================================================================================

      Note: A schedule elected under G1 or G2 above must be at least as favorable as one of the schedules in C, D, E, or F above.

(b)   |_| Years of Service for Vesting shall exclude (check one):

      (1)   |_| for new plans, service prior to the Effective Date as defined in
                Section 1.01(g)(1).

      (2) |_| for existing plans converting from another plan document, service prior to the original Effective Date as defined in
                Section 1.01(g)(2).

o 1.08 Predecessor Employer Service:

Service for purposes of eligibility in Section 1.03(a)(1) and vesting in Section 1.07(a) of this Plan shall include service with the following employer(s):

(a) ____________________________________________________________________________

(b) ____________________________________________________________________________

(c) ____________________________________________________________________________

(d) ____________________________________________________________________________

o 1.09 Participant Loans:

Participation loans (check (a) or (b)):

(a)   |X|   will be allowed in accordance with Section 7.09, subject to a $1,000 minimum amount, and will be granted (check (1) or (2)):

      (1)   |X| for any purpose.

      (2) |_| for hardship withdrawal (as defined in Section 7.10) purposes only.

(b)   |_| will not be allowed.

o 1.10 Hardship Withdrawals:

Participant withdrawals for hardship prior to termination of employment (check one):

(a)   |X|   will be allowed in accordance with Section 7.10, subject to a $1,000 minimum amount.

(b)   |_|   will not be allowed.


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o 1.11  Distributions:

(a) Subject to Articles 7 and 8 and (b) below, distributions under the Plan will be paid (check the appropriate box(es)):

      (1)   |X| as a lump sum.

      (2)   |_| under a systematic withdrawal plan (installments).

(b) |X| Check if a Participant will be entitled to receive a distribution of all or any portion of the following Accounts without terminating employment upon attainment of age 59 1/2 (check one):

      (1)   |X| Deferral Contribution Account.

      (2)   |_| All Accounts.

(C) |_| Check if the Plan was converted (by Plan amendment) from another defined contribution plan, and the benefits were payable as (check the appropriate box(es)):

      (1)   |_| a form of single or joint and survivor life annuity.

      (2) |_| an in-service withdrawal of vested Employer contributions maintained in a Participant's Account (check (A) and/or (B)):

            (A)   |_| for at least ______ (24 or more) months.

            (B)   |_| after the Participant has at least 60 months of
                      participation.

      (3) |_| another distribution option that is a "protected benefit" under
              Section 411(d)(6) of the Internal Revenue Code. Please attach a separate page identifying the distribution option(s). These additional forms of benefit may be provided for such plans under Articles 7 or 8.

      Note: Under Federal Law, distributions to Participants must generally begin no later than April 1 following the year in which the Participant attains age 70 1/2.

o 1.12 Top-Heavy Status:

(a) The plan shall be subject to the Top-Heavy Plan requirements of Article 9 (check one):

      (1)   |_| for each Plan Year.

      (2) |X| for each Plan Year, if any, for which the Plan is Top-Heavy as defined in Section 9.02.

      (3) |_| Not applicable. (This option is available for plans covering only employees subject to a collective bargaining agreement and there are no Employer or Matching Contributions elected in
                Section 1.05.)

(b) In determining Top-Heavy status, if necessary, for an Employer with at least one defined benefit plan, the following assumptions shall apply:

      (1)   |_| Interest rate: ____% per annum.

      (2)   |_| Mortality table:__________,

      (3)   |X| Not applicable.

(c) In the event that the Plan is treated as Top-Heavy for a Plan Year, each Non-Key Employee shall receive an Employer contribution of at least 3 (3, 4, 5, or 7 1/2)% of Compensation for the Plan Year in accordance with
      Section 9.03 (check one):

      (1)   |_| under this Plan in any event.

      (2) |X| under this Plan only if the Participant is not entitled to such contribution under another qualified plan of the Employer.

      (3) |_| Not applicable. (This option is available for plans covering only Employees subject to a collective bargaining agreement and there are no Employer or Matching Contributions elected in
                Section 1.05.)

      Note: Such minimum Employer contribution may be less than the percentage indicated in (c) above to the extent provided in Section 9.03(a).

(d) In the event that the Plan is treated as Top-Heavy for a Plan Year, the following Vesting Schedule shall apply instead of the schedule(s) elected in Section 1.07(a) for such Plan Year and each Plan Year thereafter (check one):

      (1) |X| 100% vested after 0 (not in excess of 3) Years of Service for Vesting.

      (2)   |_|       Years of Service     Vesting Percentage  Must be at Least
                         for Vesting

                              0                  _______              0%

                              l                  _______              0%

                              2                  _______             20%

                              3                  _______             40%

                              4                  _______             60%

                              5                  _______             80%

                              6                  _______            100%

      Note: If the schedule(s) elected in Section 1.07(a) is(are) more favorable in all cases than the schedule elected in (d) above, then the schedule(s) in Section 1.07(a) will continue to apply even in Plan Years in which the Plan is Top-Heavy.

o 1.13 Two or More Plans

Code Section 415 limitation on annual additions:

      If the Employer maintains or ever maintained another qualified plan in which any Participant in this Plan is (or was) a participant or could become a participant, the Employer must complete this section. The Employer must also complete this section if it maintains a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(1)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in this Plan.

(a) If the Employer maintains, or maintained, any other defined contribution plan which is not a Master or Prototype Plan, Annual Additions for any Limitation Year to this Plan will be limited (check one):

      (1)   |_| in accordance with Section 5.03 of this Plan.

      (2) |_| in accordance with another method set forth on an attached separate sheet.

      (3)   |_| Not applicable.

(b) If the Employer maintains, or maintained, any defined benefit plan(s), the sum of the Defined Contribution Fraction and Defined Benefit Fraction for a Limitation Year may not exceed the limitation specified in Code Section 415(e), modified by section 416(h)(1) of the Code. This combined plan limit will be met as follows (check one):

      (1) |_| Annual Additions to this Plan are limited so that the sum of the Defined Contribution Fraction and the Defined Benefit Fraction does not exceed 1.0.

      (2) |_| another method of limiting Annual Additions or reducing projected annual benefits is set forth on an attached schedule.

      (3)   |_| Not applicable.

o 1.14 Establishment of Trust and Investment Decisions:

(a)   Investment Directions

      Participant Accounts will be invested (check one):

      (1) |_| in accordance with investment directions provided to the Trustee by the Employer for allocating all Participant Accounts among the options listed in (b) below.

      (2) |X| in accordance with investment directions provided to the Trustee by each Participant for allocating his entire Account among the options listed in (b) below.

      (3) |_| in accordance with investment directions provided to the Trustee by each Participant for all contribution sources in a Participant's Account except the following sources shall be invested as directed by the Employer (check (A) and/or
            (B)):

      (A)   |_| Fixed or Discretionary Employer contributions;

      (B)   |_| Employer Matching Contributions.

      The Employer must direct the applicable sources among the same investment options made available for Participant-directed sources listed in (b) below.

(b)   Plan Investment Options

      The Employer hereby establishes a Trust under the Plan in accordance with the provisions of Article 14, and the Trustee signifies acceptance of its duties under Article 14 by its signature below. Participant Accounts under the Trust will be invested among the Fidelity Funds listed below pursuant to Participant and/or Employer directions.

      Fund Name                                           Fund Number
      ---------                                           -----------
      (1)  FMMT Retirement Money Market                       630

      (2)  Contra Fund                                        022

      (3)  Intermediate Bond Fund                             032

      (4)  Growth & Income                                    027

      (5)  Fidelity Asset Manager                             314

      (6)  ___________________________________________    ____________

      (7)  ___________________________________________    ____________

      (8)  ___________________________________________    ____________

      (9)  ___________________________________________    ____________

      (10) ___________________________________________    ____________

      To the extent that the Employer selects as an investment option the Managed Income Portfolio of the Fidelity Group Trust for Employee Benefit Plans (the "Group Trust"), the Employer hereby (A) agrees to the terms of the Group Trust and adopts said terms as a part of this Agreement and (B) acknowledges that it has received from the Trustee a copy of the Group Trust, the

      Declaration of Separate Fund for the Managed Income Portfolio of the Group Trust, and the Circular for the Managed Income Portfolio.

      Note: The method and frequency for change of investments will be determined under the rules applicable to the selected funds or, if applicable, the rules of the Employer adopted in accordance with Section
      6.03. Information will be provided regarding expenses, if any, for changes in investment options.

o 1.15 Reliance on Opinion Letter:

      An adopting Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code. If the Employer wishes to obtain reliance that his/her Plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of the Internal Revenue Service. Failure to fill out the Adoption Agreement properly may result in disqualification of the Plan.

      This Adoption Agreement may be used only in conjunction with Fidelity Prototype Plan Basic Plan Document No. 07. The Prototype Sponsor shall inform the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the prototype plan document.

o 1.16 Prototype Information:

      Name of Prototype Sponsor:        Fidelity Management & Research Co.

      Address of Prototype Sponsor:     82 Devonshire Street

                                        Boston, MA 02109

Questions regarding this prototype
document may be directed to
the following telephone number:

1 800 343-9184.

                                 EXECUTION PAGE
                                (FIDELITY'S COPY)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 26th day of September, 1996.

Employer  PSW Technologies, Inc.

By        /s/ William Frank King

Title     President


Employer  ______________________________________________________________________

By        ______________________________________________________________________

Title     ______________________________________________________________________


Accepted by Fidelity Management Trust Company, as Trustee


By     /s/ Teresa A. Hassara                              Date   9/30/96

Title  VP ECM Client Services

                                 EXECUTION PAGE
                                (EMPLOYER'S COPY)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 26th day of September, 1996.

Employer  PSW Technologies, Inc.

By        /s/ William Frank King

Title     President


Employer  ______________________________________________________________________

By        ______________________________________________________________________

Title     ______________________________________________________________________


Accepted by Fidelity Management Trust Company, as Trustee


By     /s/ Teresa A. Hassara                           Date   9/30/96

Title  VP ECM Client Services

                                SERVICE AGREEMENT
                           PROFIT SHARING/401(k) PLAN

This Agreement is between Fidelity Management Trust Company ("Fidelity") and PSW Technologies, Inc. (the "Employer"), who maintains the Plan designated below.

Plan Name:                         PSW Profit Sharing Plan

Implementation Date:               10/1/96

Number of Eligible Employees:      _____________________________________________

Select One:               |_| Start Up Plan

                          |X| Conversion Plan or Start Up plan with assets
                              transferred from another plan.

o Article I. Implementation Service Fees:

Set Up Fee:                                                              $ 2,000

      Includes:

      o Camera-ready copy of all relevant Administrative Forms

      o Employee Communication Materials

      o Fidelity Retirement Services Workbench Software and Reference Manuals

      o Implementation Conference Call - Issues covered include electronic data transmission, contribution processing cycles, ordering communication materials, plan administrative needs, plan profile, project timetables, and resource coordination

      o One Administrative Manual

      o One original Summary Plan Description

      o Prototype plan document (updated as required to ensure compliance with the Internal Revenue Code)

Conversion Fee:                                                   $___________ *

(For Conversion Plans or Start-up Plans with Assets Transferred From Another
Plan)

      Includes:

      o Establishment of historical data on the Fidelity Participant Recordkeeping System (FPRS)

      o Implementation Meeting, if necessary - Issues covered include data transmission, contribution processing cycles, plan administrative needs, plan profile, project timetables, and resource coordination

      o Preparation of Participant and plan records for FPRS

      o Reconciliation of all conversion data

      o Transfer of assets from current Trustee

* To be completed and initialed by a Fidelity Representative.

o Article II. Administrative Service Fees:

Annual Fees (Sum of (1) through (4)):

(1)   Base Fee                                                           $ 2,000

(2)   Per Participant Fee:

      Contributions will be remitted to Fidelity via wire transfer on a (select one):

      |X|  Monthly (or less frequent) Cycle       $28 per Participant

      |_|  Biweekly or Semimonthly Cycle          $35 per Participant

      |_|  Weekly Cycle                           $40 per Participant

      The minimum fee under Sections (1) and (2) is $4,500 except if the Employer elected a biweekly, semimonthly or weekly contribution cycle. If a biweekly or semimonthly cycle is selected then the minimum fee is $4,500 plus an additional $7 per participant. If a weekly cycle is selected then the minimum fee is $4,500 plus an additional $12 per participant.

      Includes:

      o Contribution processing on the designated cycle

      o Daily valuation

      o Investment exchanges of existing Participant account balances

      o Investment direction of future contributions

      o Monthly Trial Balance Report

      o Monthly withdrawals

      o Quarterly Administrative Report*

      o Quarterly Statements mailed directly to Participants' homes*

      o Twenty-four hour Participant telephone access to account balance and fund price information

* The Quarterly Administrative Report and Quarterly Statements will be generated on an off calendar quarter cycle.

(3)   (Optional)

      --------------------------------------------------------------------------
                                                 Participants    Amount Per Fund
      --------------------------------------------------------------------------
      Additional Fee for each Fidelity Fund         1 - 1,000        $  500
      offered for the Plan in excess of seven.
                                                 1,001 - 2,000       $ 1,000

                                               more than 2,000       $ 1,500
      --------------------------------------------------------------------------

      Indicate the number of funds offered under the Plan in excess of seven:
      ______________.

(4)   (Optional)

      Additional Per-Participant Fee For Frozen Employee

      Voluntary After-Tax Contribution (frozen or active) Account:          $ 10

      (Only for those Participants with active or inactive after-tax balances.)

o Article III. Trustee Service Fees:

Annual Fee:                                                              $ 2,800

      Includes:

      o Annual Plan-Year-End Summary Reporting Package on a cash basis

      o Custody of plan assets held in trust at Fidelity

      o Distribution checks and annual IRS Form 1099-R Tax reporting

      o Plan assets invested at the direction of Participants or the Employer if Employer direction is elected

      o Service for Exiting Employees (SEE) Kit for IRA Rollovers

o Article IV. Additional Fees:

(1)   Employee Communication

      o Initial Employee enrollment    No charge for one day-one city meetings**
        meeting presentations

      o Meetings for additional                     $500 per day for same city**
        consecutive days of initial
        Employee enrollment meetings         $750 per day for additional sites**

      ** Limit of four meetings per day.

(2)   Participant Loans

      o Participant loan application fee processed via batched
        hardcopy                                                       $75 setup

      o Participant loan maintenance                                $25 per year

      (Loan fees must be paid by the Employer unless paid by the Participant.)

(3)   Recordkeeping Guaranteed Insurance Contract (GIC)

      o Annual Fee                                                    $ ________

      (Based upon Fidelity's review of the GIC.

      To be completed and initialed by a Fidelity Representative.)

      Three percent of the GIC assets will be maintained as a Reserve Fund by Fidelity in a money market portfolio for Participant redemptions. The annual GIC recordkeeping fee will not apply to this Reserve Fund. Instead, an investment management fee of up to 18 basis points will be charged and deducted from the Reserve Fund's interest income.

(4)   Miscellaneous Distributions

      o Refund of Participant 401(k) excess deferrals,       $25 per Participant
        contributions, or annual additions. This fee
        will be charged to the Employer             (Only for those Participants
                                                           who receive refunds.)

(5)   Non-Discrimination Testing (select one):                  |X| Yes   |_| No

      By indicating "yes" in the above box, the Employer authorizes Fidelity to perform the Core and/or Additional Tests listed below. Please choose either Package Testing Services (option "a") or one or more of the tests offered under the Individual Testing Services (option "b"). (Note: The services included under option "a" include all of the individual tests listed under option "b.") The Employer understands that the non-discrimination tests' results are based upon the information provided to Fidelity by the Employer. Fidelity cannot be responsible for invalid test results that are based upon incorrect or incomplete information provided to Fidelity. Fidelity has no obligation to solicit data, nor does it have an obligation to ascertain the accuracy or completeness of the data received. The Employer must complete a Fidelity non-discrimination testing questionnaire before the initial test can be performed.

(a)   |X| Package Testing

      (Effective for plan years beginning on or after January 1, 1994)

      If the Package Testing Service is elected, Fidelity will perform semi-annual Actual Deferral Percentage, Actual Contribution Percentage, Annual Addition and Deferral Contribution Limitation tests (as outlined in the Core Testing Services section below) and, as necessary, the annual Top-Heavy, Minimum Coverage, and Minimum Participation tests (as outlined in the Additional

      Testing Services section below) for the Employer's Plan. The fees for these services are as follows:

      Initial test date for semi-annual test: ________________________ (Please specify.)

================================================================================
             Plan Size                                       Package Tests
(Based on Number of Eligible Employees)
--------------------------------------------------------------------------------
               1-500                                            $2,250

            501 - 1,000                                         $3,300

           1,001 - 2,000                                        $4,350
================================================================================

(b)   |_| Individual Testing Services

      (1)   Semi-Annual or Annual Core Testing Services

      If elected, Fidelity will perform the non-discrimination test required by Internal Revenue Code (IRC) Section 401(k)(3) (Actual Deferral Percentage Test (ADP)) and, if applicable, by IRC Section 40l(m)(2) (Actual Contribution Percentage Test (ACP)). The annual fee for performing the tests is listed below. Fidelity must receive complete and accurate data in the required format thirty days prior to the anticipated distribution date of Participant refunds due to the Plan's failure of the non-discrimination tests under IRC Section 401(k)(3) and/or 401(m)(2). Fidelity must receive proper written authorization from the Employer before making any such distributions.

      There are two Core Testing Service Options, Semi-Annual or Annual Testing. You may elect one of the following options.

      |_| Semi-Annual ADP, ACP, IRC Section 415(c)(1) and IRC Section 402(g) Limit Testing

      |_| Annual ADP, ACP, IRC Section 415(c)(1) and IRC Section 402(g) Limit Testing

      Initial test date for semi-annual test: ___________________________ (Please specify.)

================================================================================
    Plan Size                      Annual                     Semi-Annual
(Based on Number of              (One Test)                    (Two Test)
Eligible Employees)                Cycle*                        Cycles*
--------------------------------------------------------------------------------
      1 - 500                      $1,300                        $1,500

  501 - 1,000                      $1,800                        $2,200

1,001 - 2,000                      $2,000                        $2,900
================================================================================

      *Each Core Testing Services Cycle includes an ADP Test, an ACP Test, IRC
      Section 402(g) Deferral Limitation Monitoring (for calendar year plans only), and IRC Section 415(c)(1) Limitation Monitoring (for Defined Contribution Plans only). A quarterly testing cycle is available, and the fee will be quoted upon request.

      (2) Additional Testing Services

      |_| IRC Section 416(c)(2) Top-Heavy Test (Annual Top-Heavy Test for Defined Contribution Plan(s)). Fidelity will perform the top-heavy test for an Employer that also has a defined benefit plan that is aggregated with the defined contribution plan. However, the Employer must timely provide Fidelity with the relevant defined benefit plan information.

      |_| IRC Section 410(b)(1) Minimum Coverage Test (Annual Ratio Percentage Test only) and IRC Section 401(a)(26) Minimum Participation Test.

      The fees for the Additional Testing Services, if they are elected individually, are as follows:

================================================================================
    Plan Size                       IRC                   Minimum Coverage
(Based on Number of           Section 416(c)(2)     (Ratio Percentage Test Only)
Eligible Employees)            Top-Heavy Test               And Minimum
                                                         Participation Test**
--------------------------------------------------------------------------------
      1 - 500                      $  750                        $  750

    501-1,000                      $1,100                        $1,100

 1,001 -2,000                      $1,450                        $1,450
================================================================================

      ** This fee includes the Minimum Coverage Test and the Minimum Participation Test.

      Any annual IRC tests not elected in options "a" or "b" are the responsibility of the Employer. The data for the Core and/or Additional Testing Services must be transmitted to Fidelity on magnetic tape or via Fidelity Retirement Service Workbench Software.

      The Employer will be billed a pro-rata portion of the entire annual Non-Discrimination Testing Service fee at the end of each quarter based upon the number of tests elected in the Employer's Authorization for Non-discrimination Tests. If testing is required for more than one plan of the Employer, a fee will be charged for each plan based upon the number of Employees eligible to participate in that plan. If extraordinary consulting regarding the results of the non-discrimination tests is provided by Fidelity personnel to the Employer, then such consulting will be provided at the rate of $100 per hour. In addition, any correction or manipulation of Plan data by Fidelity personnel at the request of the Employer will be charged at the rate of $100 per hour.

o Article V. Billing Information:

      Fidelity's quarterly invoice for services rendered will be sent to the following address:

      Contact Name:                Keith Thatcher

      Telephone Number:            (512) 343-6666

      Title:                       Controller

      Address:                     9050 Capital of Texas Highway

      City/State/Zip Code:         Austin, Texas 78759

o Article VI. Contacts:

      Prior Recordkeeper:          _____________________________________________

      Contact Name:                _____________________________________________

      Telephone Number:            _____________________________________________

      Title:                       _____________________________________________

      Address:                     _____________________________________________

      City/State/Zip Code:         _____________________________________________



      Prior Trustee:               _____________________________________________

      Contact Name:                _____________________________________________

      Telephone Number:            _____________________________________________

      Title:                       _____________________________________________

      Address:                     _____________________________________________

      City/State/Zip Code:         _____________________________________________

      Prior Custodian:             _____________________________________________
      (If not Trustee)

      Contact Name:                _____________________________________________

      Telephone Number:            _____________________________________________

      Title:                       _____________________________________________

      Address:                     _____________________________________________

      City/State/Zip Code:         _____________________________________________


      External Payroll Vendor:     Ceridian

      Contact Name:                Stacy Alexander

      Telephone Number:            (713) 965-5790

      Title:                       Implementation Manager

      Address:                     Two Riverway, Suite 300

      City/State/Zip Code:         Houston, TX 77056


      Internal Payroll Contact:    _____________________________________________

      Contact Name:                Keith Thatcher

      Telephone Number:            (512) 343-6666

      Title:                       Controller

      Address:                     9050 Capital of Texas Highway

      City/State/Zip Code:         Austin, Texas 78759

      Payroll Frequency/Dates:     Semi-monthly

o Article VII. Terms of Agreement:

      The Implementation, Administrative, Trustee Services, and Additional Fees specified on pages one through eight are contingent upon both parties fulfilling their respective responsibilities in the following sections:

1.    Data Submission:

      The Employer or Plan Administrator will provide Fidelity with accurate and complete data via electronic data transmission, magnetic tape, or the Fidelity Retirement Services Workbench Software on a timely basis. As of the Implementation Date, the Employer or Plan Administrator must send Fidelity the following required data for each new or existing Participant: name, Social Security Number, address, employment dates, employment status, and initial investment elections. After the Implementation Date, the Employer or Plan Administrator may only send Fidelity the aforementioned information for a new Participant or changes to the name, address, employment dates, or employment status for an existing Participant. Investment election changes may only be made as provided in this Article VII, Section Four. Fidelity will not be responsible for any losses and/or expenses that arise due to the submission of incorrect or incomplete data, or data transmitted to Fidelity in an improper format.

2.    Services:

      Fidelity will have the responsibility to perform only the services set forth in Articles I, II, III, and IV of this Agreement, effective as of the Implementation Date. All other regulatory and administrative matters relating to the Plan shall be the responsibility of the Employer and the Plan Administrator. If so elected, the Employer may engage Fidelity to perform the required annual Internal Revenue Code tests offered by its Non-discrimination Testing Services Group.

3.    Initial Investment Election:

      If Participant direction is elected by the Employer, each Participant in the Plan shall submit his/her initial investment elections to the Employer or Plan Administrator. These elections will then be submitted to Fidelity by the Employer or Plan Administrator in accordance with the terms set forth in Section One. All subsequent investment elections for existing Participants must be made in accordance with Section Four using the Fidelity telephone exchange system. Existing Participants must use the Fidelity telephone exchange in Section Four to make investment changes.

4.    Telephone Directions by Participants:

      If Participant direction is chosen by the Employer, each Participant in the Plan shall be permitted to direct the investment of his/her individual account balance and investment of future contributions among available investment options through the use of Fidelity's telephone exchange system. The Employer hereby directs Fidelity to act upon such telephonic instructions without questioning the authenticity of such direction other than as provided in the third paragraph of this section, Fidelity will not be responsible for any losses and/or expenses that arise for clients who provide changes for existing Participant investment elections via the Fidelity Retirement Services Workbench Application, electronic data transmission or magnetic tape.

      This service allows Participants to telephone Fidelity between the hours of 8:30 AM and 8:00 PM Eastern Time on any business day. The number of exchanges from a Participant's existing account balance will be governed by the mutual fund prospectus unless otherwise limited by the Employer in accordance with Section 6.03 of The CORPORATEplan for Retirement(SM) Prototype Basic Plan Document. Fidelity reserves the right to modify or withdraw the exchange privilege in the future. All telephone conversations will be recorded for the protection of Fidelity and the Participants. Fidelity will not be responsible for determining the authenticity of Participant and his/her telephone instructions. A confirmation of the exchange of existing account balances and/or a change in investment of future contributions will be mailed to the Participant within seven business days of the call. If the telephone call is received prior to 4:00 PM Eastern Time, the requested exchange will be effective with that day's mutual fund closing prices. If the telephone call is received after 4:00 PM Eastern Time, the exchange will be effective with the next business day's closing prices.

      A Participant will be required to provide the Fidelity telephone exchange system representative with his/her Employer's plan number, Social Security Number and personal identification number. For security purposes, upon proper notice to Fidelity, the Employer shall have the right to require a Participant to respond to additional questions (i.e., date of birth, date of hire, etc.) before being able to access his/her accounts. Only authorized Plan contact(s) and the Participant shall have access to a Participant's account. A Participant's ex-spouse who has a segregated account in the Plan under a Qualified Domestic Relations Order (QDRO) shall have access only to this account. A Participant's spouse or any other third party may not have access to the Participant's account or make exchanges of existing account balances and/or changes in the investment of future contributions. Upon proper documentation and notice to the Employer, an individual who becomes an active Beneficiary in accordance with Section 2.01 (a)(5) of the Basic Plan Document due to the death of the Participant shall have the right to access the deceased Participant's account. Fidelity reserves the right to establish a separate account for the Beneficiary based upon his/her entitlement to the deceased Participant's account.

      A Participant may not change his/her address through the telephone exchange system. A11 such changes must be submitted to the Employer in writing. The Employer shall then send changes to Fidelity in the required format.

5.    Employer Investment Direction:

      If Employer investment direction is chosen by the Employer, then all Participant accounts must be invested in Fidelity Fund(s) elected in
      Section 1.14(b) of the Adoption Agreement. A Participant will not be allowed to make any telephone exchanges of his/her account balance. Fidelity will provide the Employer with procedures for exchanging Participant account balances between/among Fidelity Fund(s) offered under the Plan. Exchanges requested by an authorized Plan representative will be executed within the time period specified in the procedures. Fidelity reserves the right to modify the procedures upon notice to the Employer.

6.    Contributions:

      The Employer will be responsible for computing Employer contributions for eligible Participants unless Fidelity provides such a service. Contribution information must be received by Fidelity in an acceptable media: diskette, electronic data transmission, Fidelity Retirement Services Workbench Software or magnetic tape in the required Fidelity format. The Employer must consolidate the contribution information for multiple payrolls and/or multiple payroll sites onto one diskette, electronic data transmission, Fidelity Retirement Services Workbench Software or magnetic tape before sending it to Fidelity. The Employer will remit contributions by wire transfer to Fidelity after receiving notification and approval from Fidelity to wire the funds. Employer contributions may be sent on a quarterly or a less frequent cycle. The trade date of the transaction will be the day the funds are received by Fidelity. Unsolicited or unidentified wire transfers of contributions will not be invested until they can be properly identified and reconciled by Fidelity.

7.    Withdrawals:

      Withdrawal requests, including loans, will be processed monthly based upon a mutually acceptable date determined immediately after the implementation period by Fidelity and the Plan Administrator except no withdrawal will be processed between December 15 and January 1. Fidelity will process all withdrawals and mail the checks to the Participants within ten business days of the monthly processing date. Withdrawals will only be processed if there is complete, accurate and properly authorized data received by Fidelity in the required media. All withdrawal requests received after the monthly cutoff date will be processed the following month. The monthly withdrawal date may be changed once each Plan Year based upon the written consent of Fidelity and the Employer. Fidelity reserves the right to process withdrawals on a more frequent basis.

8.    IRS Determination Letter Filing:

      The Employer must use the Fidelity CORPORATEplan for Retirement(SM) Prototype Basic Plan Document and corresponding Adoption Agreement. The Employer can not add, delete, or modify them in any way. The Employer will be responsible for completing and executing the Adoption Agreement, Standardized or Non-Standardized. Fidelity as the Prototype Plan Sponsor is responsible for updating and amending the Prototype Plan Documents. If the Non-standardized Adoption Agreement is used, or if the Standardized Adoption Agreement is used and the Employer maintains, or has ever maintained, another plan, the Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under section 401 of the Internal Revenue Code. The Employer is responsible for filing a request with the appropriate Internal Revenue Service office to obtain an individual determination letter for its Plan.

9.    Initial Employee Communication Meetings:

      The initial day of Employee enrollment meetings will be limited to four meetings. Additional fees will be incurred if meetings are held on additional consecutive days or at multiple sites. Initial meetings represent those meetings conducted by Fidelity before or immediately after the Implementation Date of the Plan. Additional fees will be charged for all re-enrollment meetings or meetings conducted sixty days after the Implementation Date.

10.   Transition Period:

      An existing Employer Plan converting to Fidelity's CORPORATEplan for Retirement(SM) will be subject to a transition period to facilitate the movement of Participant records and Plan assets from the prior recordkeeper and/or trustee to Fidelity. The Employer will be responsible for ensuring the prior recordkeeper provides Fidelity with all of the required Participant account balance history and related information. The Plan assets must be converted to cash and wired to Fidelity on the Implementation Date unless the assets are already invested in a Fidelity mutual fund offered under The CORPORATEplan for Retirement(SM) (Fidelity reserves the right, upon sufficient written notice, to require the Employer to liquidate all holdings in Fidelity mutual funds as of the Implementation Date). The assets will be invested in a money market fund until the transition period is completed. The transition period will be from the Effective Date in Section 1.01(g) of the Adoption Agreement through the date the conversion process is completed and approved by the Employer. Participants will not be able to make withdrawals, exchanges, or redirect future contributions during the transition period. Fidelity will provide the Employer with information about the conversion process and the transition period.

      The duration of the transition period is dependent upon the cooperation of the prior recordkeeper, prior trustee, the Employer and the Plan Administrator. Fidelity can not guarantee that the transition period will end as of a specified date, or the length of time required to complete the implementation period.

11.   Fees:

      As consideration for its services under this Agreement, Fidelity shall be entitled to the fees computed in accordance with Articles I, II, III and IV of this Agreement and any additional fees described in this Section. A reasonable additional fee will be charged if Fidelity has to reprocess any contribution data transmission due to excessive errors of the Employer or payroll vendor. Additional services and special reports or statements may be provided if Fidelity and Employer enter into a separate written agreement identifying such services and the associated fees. Fidelity shall be entitled to reasonable compensation for its costs and expenses incurred in the event of termination of this Agreement. Fidelity reserves the right to charge a termination fee equal to a full year of fees identified under Articles I, II, III and IV in the event the Employer terminates its relationship with Fidelity within one year after the Implementation Date.

      Fidelity will charge an additional Conversion Fee under Article I if either the Employer acquires another Company and merges the acquired Company's plan with its Plan or the Employer receives additional assets to be added to its existing Plan. The Conversion Fee will be determined after the relevant information has been received by Fidelity. This fee will be communicated to the Employer prior to the conversion of additional assets into the Employer's Plan.

      The implementation service fee in Article I will be billed during the implementation process. The annual base fees in Article II will become effective as of the earlier of the date the telephone exchange service becomes available to Participants and/or the Employer, or the date Fidelity processes withdrawals. These fees will be prorated through the end of the initial quarter. All Fidelity fees in Articles II, III and IV will be billed in arrears to the Employer on a quarterly basis. An Employee is treated as a Participant for purposes of the annual per-participant fee if he/she has an account balance on any day of the quarter or any previous quarter in the twelve-month annual billing cycle. Therefore a Participant receiving a distribution will be considered a Participant in each quarter in which he/she had an account and each quarter thereafter in the billing cycle. The trustee fees in Article III will become effective as of the later of the Plan's Effective Date in
      Section 1.01(g) of the Adoption Agreement or the Implementation Date.

      If payment of the aforementioned fees is not received by Fidelity within sixty days of receipt of Fidelity's quarterly invoice, or the fees are to be paid by the Participants, then the fees shall be paid from the Trust fund. Unless allocable to the accounts of particular Participants, such fees shall be charged against the respective accounts of all Participants in such reasonable manner as the Trustee may determine.

12.   Duration and Amendment:

      This Agreement shall remain in effect for the remainder of the current calendar year and shall thereafter be automatically extended for successive one-year terms. Either party, however, by sixty days prior written notice to the other, may terminate this Agreement unless the receiving party agrees to a shorter notice period. This Agreement may be amended or modified at any time and from time to time by an instrument executed by the parties. Notwithstanding the foregoing, Fidelity reserves the right to amend unilaterally the fee schedule upon sixty days prior written notice to the Employer.

13.   Participant Loans:

      The Employer or Plan Administrator shall act as the Trustee's agent for the purpose of holding Participant loans and the related documentation and as such shall (1) hold physical custody of and keep safe the promissory notes and other loan documents, (2) collect and remit all principal and interest payments to the Trustee, (3) advise the Trustee of the date, amount and payee of the checks to be drawn representing loans, and (4) cancel and surrender the promissory note and other loan documentation to the Participant when a loan has been paid in full.

14.   Beneficiary Designation Forms:

      The Employer or Plan Administrator will be responsible for physical custody of all Participant beneficiary designation forms.

15.   Recordkeeping Guaranteed Investment Contracts:

      Fidelity may provide recordkeeping services for an additional fee for a guaranteed investment contract ("GIC") held in an existing plan that converts to The CORPORATEplan for Retirement(SM). The Employer's Plan must meet all of the criteria established by Fidelity before the GIC can be recordkept. Fidelity will review the GIC to determine any required changes. Fidelity will then notify the Employer of the required changes. The Employer will be responsible for negotiating directly with the Insurance Company for any changes that will be required to the GIC for Fidelity to recordkeep it. Fidelity will not conduct any Employee communication meetings until after all of the required changes have been agreed to by the Employer and the Insurance Company.

      Upon maturity of the GIC all proceeds must be invested into Fidelity Funds. Fidelity will not trustee the GIC assets and the Employer will be responsible for the establishment of a separate trust or fund under The CORPORATEplan for Retirement(SM) Prototype Basic Plan Document. The Employer will be required to sign a Consent to a Separate Trust/Fund and GIC Operating Agreement with Fidelity prior to the Effective Date listed in Section 1.01(g) of the Adoption Agreement. The former Agreement will identify the procedures and conditions for Fidelity to recordkeep the GIC.

16.   Use of Service Agreement:

      The use of this Service Agreement is contingent upon the use of The CORPORATEplan for Retirement(SM) Prototype Basic Plan Document and corresponding Adoption Agreement. Fidelity shall have no responsibility whatsoever if the Employer attempts to use a plan document other than The CORPORATEplan for Retirement(SM) Document.

17.   Investments:

      Fidelity shall have no discretion or authority with respect to the investment of the Plan assets but shall act solely as a directed trustee of the contributed funds. All Plan assets must be invested in allowable Fidelity Funds under The CORPORATEplan for Retirement(SM) as selected by the Employer unless a separate trust or fund is established under the Prototype Basic Plan Document with the written consent of Fidelity. The Employer may add, delete or replace any Fidelity Fund with another by providing Fidelity with proper written direction at least thirty days prior to the effective date of the change. Fidelity may charge the Employer a reasonable additional fee to facilitate the replacement of mutual fund(s).

18.   Service Providers:

      Fidelity Management Trust Company is the Trustee of the Employer's Plan under The CORPORATEplan for Retirement(SM). Fidelity may use its affiliates in providing the services described in this Agreement.

o Specimen Signatures:

      At least one person is required to be authorized to provide instructions to Fidelity Management Trust Company regarding The CORPORATEplan for Retirement(SM) Account. Only the following person(s) designed below is/are authorized to advise Fidelity on all plan administrative matters:

      Name & Title                            Specimen Signature


      W. Frank King                           /s/ W. Frank King
      President & CEO                         ----------------------------------


      Patrick Motola                          /s/ Patrick Motola
      CFO & Secretary                         ----------------------------------


      Keith Thatcher                          /s/ Keith Thatcher
      Controller                              ----------------------------------

      ___________________________             __________________________________

      ___________________________

      Procedure for Changing Specimen Signatures

      The specimen signatures can be changed by the Employer at any time. To add a new authorized signer, the Employer must send a letter of instruction signed by an authorized individual to the Account Manager, with an original specimen signature of the new authorized signer. To delete or replace a signer, the Employer should identify the name(s) of the individual(s) who is/are no longer authorized signer(s). The Employer must provide any change at least ten business days prior to the date the change will become effective.

                                 EXECUTION PAGE
                                (FIDELITY'S COPY)

This Agreement shall be governed by the laws of the Commonwealth of Massachusetts except to the extent such laws are superseded by Section 514 of ERISA. This Agreement shall be effective for the Plan as of the later of the Effective Date in Section 1.01(g) of the Adoption Agreement or the Implementation Date.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

Employer:                                  Employer:

Print Name: William Frank King             Print Name:

Signature:  /s/ William Frank King         Signature:

Title:      President                      Title:       ________________________

Date:       9/26/96                        Date:        ________________________

Note: Only one authorized signature is required to execute this Agreement unless the Employer's corporate policy mandates two authorized signatures.

Fidelity Management Trust Company

Print Name:  Teresa A. Hassara

Signature:   /s/ Teresa A. Hassara

Title:       VP ECM Client Service

Date:        9/30/96

                                 EXECUTION PAGE
                                (EMPLOYER'S COPY)

This Agreement shall be governed by the laws of the Commonwealth of Massachusetts except to the extent such laws are superseded by Section 514 of ERISA. This Agreement shall be effective for the Plan as of the later of the Effective Date in Section 1.01(g) of the Adoption Agreement or the Implementation Date.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

Employer:                                  Employer:

Print Name: William Frank King             Print Name:  ________________________

Signature:  /s/ William Frank King         Signature:   ________________________

Title:      President                      Title:       ________________________

Date:       9/26/96                        Date:        ________________________

Note: Only one authorized signature is required to execute this Agreement unless the Employer's corporate policy mandates two authorized signatures.

Fidelity Management Trust Company

Print Name:  Teresa A. Hassara

Signature:   /s/ Teresa A. Hassara

Title:       VP ECM Client Service

Date:        9/30/96


Note: This page should be signed by both the Employer and Fidelity. The Employer should forward this page to Fidelity after signing it. Fidelity will return it to the Employer after it is executed by an authorized Fidelity representative.

                     ADDENDUM TO ARTICLES I, II, III AND IV
                     OF THE CORPORATEplan for Retirement(SM)
                                SERVICE AGREEMENT

Please indicate by checking the appropriate box whether each applicable fee should be billed to the employer or charged to the employee.

Type of fee                                      Paid by         Charged to
                                                 Employer       Participant
                                                             (on a flat $ basis)

1. Setup                                            |X|              |_|

2. Conversion                                       |X|              |_|

3. Admin. Service-Base                              |X|              |_|

4. Admin. Service-Per Participant                   |X|              |_|

5. Additional Investment Fund                       |_|              |_|

6. Return of Excess Contribution                    |X|              |_|*

7. Employee Communications                          |X|              |_|

8. Non-Discrimination Testing                       |X|              |_|

9. Recordkeeping GIC (Guaranteed Insurance
     Contract)                                      |_|              |_|*

10. Trustee Fee                                     |_|              |_|

11. Participant Loan Setup                          |_|              |X|

12. Participant Loan Annual                         |_|              |X|

*  Charged only to affected participants.

NOTE: The employer shall consult with their attorney to determine if the above expenses are reasonable expenses of the Plan under Sections 403(c)(1) and 404
(a)(1)(A) of the Employee Retirement Income Security Act of 1974. This form will serve as notification to Fidelity of the party responsible for paying the Fidelity fees of the Employer's Plan.

================================================================================

                                The CORPORATEplan
                               FOR RETIREMENT(SM)

                              ERISA Section 404(c)
                                  Election Form

o Employer:   PSW Technologies, Inc. ("Employer")

  Plan Name:  PSW Profit Sharing Plan ("Plan")

  The Employer should use this form to notify Fidelity of its intention to designate the above-referenced plan as an ERISA Section 404(c) plan. The Employer should refer to the ERISA Section 404(c) Information Guide before making an election below. Check one:

  |X| The Employer designates the Plan as an ERISA Section 404(c) plan. Fidelity will include the Notice of Limited Liability in the Plan Highlights brochure and Summary Plan Description.

  |_| The Employer does not designate the Plan as a 404(c) plan.

o "Employer"

  By: /s/ William Frank King                         Date:     9/26/96

  Title:  President

          Please return to Fidelity with executed Adoption Agreement.

                                     [LOGO]

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                                                                     [Stamp]
                                                                   SEP 27 1996

================================================================================

                                The CORPORATEplan
                               FOR RETIREMENT(SM)

                       Request for Waiver of Sales Charge

  An Employee Benefits Plan will qualify for net asset value purchase of shares of certain Fidelity funds which impose a sales charge if such a Plan covers at least 200 eligible employees or has $3,000,000 in plan assets invested in Fidelity Investments mutual funds (as provided in the fund prospectus). To obtain such an exemption from the sales charge for your Plan, an authorized person at your company must complete this form and forward it to your Fidelity Institutional Retirement Services Company Representative. The waiver of sales charges is not retroactive. The sales load waiver becomes effective when the form is signed by an authorized Fidelity Representative. Approval can take up to 30 days.

o Name of Plan      PSW Profit Sharing Plan

  Address           9050 Capital of Texas Highway, Austin, TX 78759

  Name of Fund(s)   To Be Determined

  Account Number(s) To Be Determined
  (if available)

  On behalf of the above-referenced Plan, I hereby attest that the Plan covers 200 or more eligible employees or has $3,000,000 in plan assets invested in Fidelity Investments mutual funds, making the Plan eligible for investments in the above-referenced Fidelity fund account(s) at net asset value.

  I understand that Fidelity Institutional Retirement Services Company reserves the right to make a determination as to the accuracy and status of this Request for Waiver of Sales Charge as it deems necessary.

o Signed            /s/ William Frank King     [STAMP]SEP 27 1996

  Please Print Name    William Frank King

  Title             President                               Date    9/26/96

  Please return this completed form to Fidelity Institutional Retirement Services Company Representative.

  To be completed by Fidelity Investments

  Authorized Representative  /s/ Teresa A. Hassara

  Effective Date             10/1/96

  Comments

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